                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Stockholders and Board of Directors
Wang Laboratories, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Washington, D.C.
January 14, 1997